SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2002

                            WAYPOINT FINANCIAL CORP.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                            0-22399                 25-1872581
------------                            -------                 ----------
(State or Other Jurisdiction     (Commission File No.)       (I.R.S. Employer
of Incorporation)                                           Identification No.)



235 N. Second Street, Harrisburg, PA                              17101
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:  (717) 236-4041



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEMS 1, 2, 3, 4 AND 6:    NOT APPLICABLE

ITEM 5.   Other Events
          ------------

     On February 22, 2002, Waypoint Financial Corp. (the "Registrant") reported the completion of the repurchase of 1,959,920 shares of common stock authorized by its Board of Directors and announced that it has been authorized by the Board to repurchase up to an additional 1,896,000 shares or approximately 5% of its outstanding shares. A copy of the press release is filed as exhibit 99.1 hereto.

ITEM 7.   Financial Statements, Pro Forma Financial Information, and Exhibits
          -------------------------------------------------------------------

Exhibit 99.1      Press release.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                     WAYPOINT FINANCIAL CORP.



DATE:  February 22, 2002                         By: /S/  James H. Moss
                                                     ---------------------------
                                                     James H. Moss
                                                     Executive Vice President
                                                     Chief Financial Officer



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